                                                                   EXHIBIT 10.30

                            CITY TRUCK HOLDINGS, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT


         WHEREAS, ____________________ (the "Optionee") is an employee of [__________________________________, a subsidiary of] City Truck Holdings, Inc.
(the "Company");

         WHEREAS, the execution of a stock option agreement in the form hereof has been authorized by a resolution of the Board of Directors of the Company (the "Board") that was duly adopted on ______________________ (the "Date of Grant"); and

         WHEREAS, the option granted hereby is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, pursuant to the Company's 1999 Equity Incentive Plan (the "Plan") and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company hereby grants to the Optionee a nonqualified stock option (the "Option") to purchase ____________ shares (the "Option Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the exercise price of $170 per Option Share (the "Exercise Price").

         1. VESTING OF OPTION. (a) INCREMENTAL VESTING. Unless sooner terminated as hereinafter provided, the Option shall become cumulatively vested and exercisable to the extent of 10 percent of the Option Shares on December 31, 2000 (the "Initial Vesting Date"), an additional 10 percent of the Option Shares on each of the first four anniversaries of the Initial Vesting Date, an additional 16.66 percent of the Option Shares on the fifth anniversary of the Initial Vesting Date, and an additional 16.67 percent of the Option Shares on each of the sixth and seventh anniversaries of the Initial Vesting Date, for so long as the Optionee remains in the continuous employ of the Company or a Subsidiary (as defined in the Plan). For the purposes of this agreement, the continuous employment of the Optionee with the Company or a Subsidiary shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or a Subsidiary, by reason of the transfer of the Optionee's employment among the Company and its Subsidiaries or a leave of absence approved by the Board.

                  (b) PERFORMANCE ACCELERATION. (i) Notwithstanding the provisions of Section 1(a) hereof, 50 percent of the Option Shares (the "Performance Shares") shall be subject to the vesting and performance criteria set forth in Annex A hereto (the "Performance Criteria"), which is incorporated herein by this reference. Depending on the extent to which the Performance Criteria are satisfied, the Option may become vested and exercisable for up to 20 percent of the Performance Shares on the Initial Vesting Date and up to an additional 20 percent of the Performance Shares (each such 20 percent increment of Performance Shares being hereinafter referred to as a "Performance Share Increment") on each of the first four anniversaries of the Initial Vesting Date (the twelve-month period ending on the Initial Vesting Date and each of the twelve-month periods ending on each of the first four anniversaries of the Initial Vesting Date being hereinafter referred to as a "Performance Year").

                           (ii)     If the Option becomes vested and exercisable
for less than 100 percent of a Performance Share Increment at the end of any Performance Year, the Option shall become vested and exercisable for all or some part of the unvested portion of such Performance Share Increment at the end of the immediately succeeding Performance Year, if the Performance Criteria for such immediately succeeding Performance Year are exceeded as provided in Annex A.

                           (iii)    All Performance Shares for which the Option
becomes vested and exercisable shall reduce share-for-share in inverse order the number of Option Shares, beginning


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with the Option Shares that are scheduled to vest on the seventh anniversary of the Initial Vesting Date pursuant to Section 1(a) hereof.

                  (c) ACCELERATION UPON DEATH, DISABILITY OR CHANGE IN CONTROL. Notwithstanding the provisions of Sections 1(a) and 1(b) hereof, the Option shall become immediately and fully vested and exercisable upon the death or Disability of the Optionee or upon a Change in Control (as defined in the Plan). For the purposes of this agreement, "Disability" means that the Optionee shall have become totally physically disabled, as determined in writing by the Optionee's personal physician and, at the option of the Company, confirmed in writing by a physician selected by the Company, and the Optionee or, if applicable, the Optionee's guardian or legal representative shall allow such Company-selected physician to conduct such physical examinations and tests, and to review such of the Optionee's medical records, as such Company-selected physician may deem appropriate.

                  (d) EXERCISABLE IN WHOLE OR IN PART. To the extent that the Option shall have become exercisable in accordance with the terms of Section 1(a), 1(b) or 1(c) hereof, it may be exercised in whole or in part from time to time thereafter.

         2. TERMINATION OF OPTION. The Option shall terminate automatically and without further notice on the earliest of the following dates:

                  (a) 90 days after the Optionee ceases to be an employee of the Company or a Subsidiary for any reason other than (i) the death or Disability of the Optionee, (ii) the discharge of the Optionee by the Company or a Subsidiary for cause or (iii) the voluntary resignation of the Optionee;

                  (b) one year after the Optionee ceases to be an employee of the Company or a Subsidiary (i) by reason of the death or Disability of the Optionee or (ii) if the Optionee dies or suffers Disability during the ninety-day period referred to in Section 2(a) hereof;



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                  (c) at the time the Optionee ceases to be an employee of the
         Company or a Subsidiary by reason of (i) the discharge of the Optionee by the Company or a Subsidiary for cause or (ii) the voluntary resignation of the Optionee; or

                  (d) ten years from the Date of Grant;.

For the purposes of this Section 2, the Board shall unilaterally determine what constitutes "cause" and whether the Optionee shall be or shall have been discharged by the Company or a Subsidiary for "cause," and any such determination by the Board shall be final and binding on all parties concerned, including the Optionee.

         3. PAYMENT OF EXERCISE PRICE. The Exercise Price shall be payable (a) in cash in the form of currency or check or other cash equivalent acceptable to the Company, (b) with the consent of the Board, by actual or constructive transfer to the Company of (i) nonforfeitable, nonrestricted shares of Common Stock that shall be owned by the Optionee and shall have been outstanding for at least six months prior to the date of exercise or (ii) Option Shares (including Performance Shares) issuable to the Optionee pursuant to the exercise of the Option, (c) with the consent of the Board and unless prohibited by law, by a loan from the Company or a full-recourse promissory note bearing interest at a rate not less than such rate as shall then preclude the imputation of interest under the Code and payable upon and subject to such terms as may be prescribed by the Board, including any security to be given for such loan or note, or (d) with the consent of the Board, by any combination of the foregoing methods of payment. Nonforfeitable, nonrestricted shares of Common Stock that are transferred by the Optionee in payment of all or any part of the Exercise Price shall be valued on the basis of their Market Value per Share (as defined in the Plan) on the date of exercise. If the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the time of exercise, the requirement of payment in cash shall be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a broker that is a member


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of the National Association of Securities Dealers, Inc. to sell a sufficient number of the Option Shares (including Performance Shares) that are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the amount of the aggregate Exercise Price and pursuant to which the broker undertakes to deliver to the Company the amount of the aggregate Exercise Price not later than the date on which the sale transaction will settle in the ordinary course of business.

         4. MANNER OF EXERCISE. The Option may be exercised only by delivery to the Secretary of the Company of all of the following prior to the time when the Option shall terminate and, therefore, cease to be exercisable pursuant to
Section 2 hereof:

                  (a) notice in writing signed by the Optionee or other person then entitled to exercise the Option, (i) stating that the Option (or applicable portion thereof) is thereby exercised and (ii) otherwise complying with all applicable rules and procedures established by the Board;

                  (b) full payment of the aggregate Exercise Price in accordance with Section 3 hereof;

                  (c) a bona fide written representation and agreement, signed by the Optionee or other person then entitled to exercise the Option, in a form satisfactory to the Board and stating that (i) the Option Shares (including any Performance Shares) are being acquired for the account of the Optionee or such other person for investment and without any then present intention of distributing or reselling any of such shares except as may be permitted under the Securities Act of 1933, as amended (the "Securities Act"), and then applicable rules and regulations thereunder, and (ii) the Optionee or such other person will indemnify the Company against and hold it harmless from any loss, damage, expense or liability resulting to the Company from any sale or distribution of such shares by the Optionee or such other


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         person that shall be contrary to such representation and agreement (The
         Board may take such additional actions as it may deem appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws, rules or regulations, including but not limited to requiring an opinion of counsel acceptable to the Board to the effect that any subsequent transfer of such shares does not violate the Securities Act or other federal or state securities laws, rules or regulations and issuing stop-transfer orders covering such shares. Share certificates evidencing shares of Common Stock issued upon exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in this subsection (c) shall not be required, however, if the shares of Common Stock to be issued pursuant to such exercise have been registered under the Securities Act and such registration is then effective with respect to such shares.);

                  (d) full payment to the Company (or other employer corporation) in accordance with Section 8 hereof of all applicable federal, state and local taxes that shall be required to be withheld upon exercise of the Option; and

                  (e) in the event the Option shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

         5. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, rules and regulations and the rules of any securities exchange on which shares of the Common Stock may hereafter be trading (or, if applicable, the rules of The Nasdaq Stock Market); provided, however, notwithstanding any other provision of this agreement, the Option shall not be exercisable:



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                  (a) unless and until the Option Shares (including Performance
         Shares) shall have been listed on all securities exchanges on which shares of the Common Stock are then trading (or, if applicable, The Nasdaq Stock Market);

                  (b) unless and until the Option Shares (including Performance Shares) shall have been duly registered or qualified under such federal and state securities laws, rules and regulations as the Board may deem necessary or advisable; or

                  (c) if the exercise of the Option, or the issuance or transfer of Option Shares (including Performance Shares) upon the exercise thereof, would result in a violation of any such law, rule or regulation.

         6. TRANSFERABILITY AND EXERCISABILITY OF OPTION. Neither the Option nor any interest therein may be transferred by the Optionee except by will or the laws of descent and distribution, and the Option may not be exercised during the lifetime of the Optionee except by the Optionee or, in the event of the Optionee's legal incapacity, by the Optionee's duly appointed guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity.

         7. ADJUSTMENTS. The Board shall make any adjustments in the Exercise Price and the number or kind of shares of stock or other securities covered by the Option that the Board may in good faith determine to be equitably required to prevent any dilution or expansion of the Optionee's rights under this agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization or partial or complete liquidation or other distribution of assets or issuance of rights or warrants to purchase or otherwise acquire securities or (c) other corporate transaction or event having an effect similar to any of those referred to in clause (a) or (b) of this sentence. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Board may



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provide in substitution of any or all of the Optionee's rights under this agreement such alternative consideration as the Board may determine in good faith to be equitable under the circumstances.

         8. WITHHOLDING TAXES. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with any exercise of the Option, the Optionee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. With the consent of the Board, the Optionee may elect to satisfy all or any part of any such withholding obligation by transfer to the Company of nonforfeitable, nonrestricted shares of Common Stock that shall be owned by the Optionee and shall have been outstanding for at least six months prior to the date of exercise or by surrendering to the Company a portion of the Option Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Option Shares so transferred or surrendered by the Optionee shall be credited against any such withholding obligation at the Market Value per Share on the date of exercise.

         9. COMPANY OPTION TO REPURCHASE OPTION SHARES. (a) If the Optionee voluntarily terminates his or her employment with the Company or a Subsidiary prior to the fourth anniversary of the Initial Vesting Date, the Company will have the unconditional option to purchase any or all of the then outstanding Option Shares (including Performance Shares) for the Exercise Price, and regardless of whether the Company exercises such option, the Optionee will be released from the covenant not to compete set forth in Section 10 hereof.

                  (b) If the Optionee's employment with the Company or a Subsidiary terminates prior to the fourth anniversary of the Initial Vesting Date for any reason other than its voluntary termination by the Optionee, the Optionee (i) may give the Company the option to purchase any and all of the then outstanding Option Shares (including Performance Shares) (and, if applicable, any and all of the Option Shares, including Performance Shares, that may be issued or transferred upon exercise of the Option during the ninety-day period referred to in Section 2(a) hereof) for the



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Exercise Price and, regardless of whether the Company exercises such option, be released from the covenant not to compete set forth in Section 10 hereof or (ii) may not give the Company such option and, thus, be subject to the covenant not to compete set forth in Section 10 hereof (any option referred to in Section 9(a) and this Section 9(b) being hereinafter referred to as a "Company Purchase Option").

                  (c) If the Company elects to exercise a Company Purchase Option, it must do so within 60 days after the termination of the Optionee's employment. A Company Purchase Option may be exercised in whole or in part. The aggregate amount owed by the Company to the Optionee pursuant to the exercise of a Company Purchase Option shall be payable in cash promptly after the exercise of the Company Purchase Option.

                  (d) The provisions of this Section 9 shall become null and void and of no further force or effect upon the consummation of an initial public offering of common stock of the Company (an "IPO").

         10. NONCOMPETITION AND NONSOLICITATION. (a) RECITALS. The Optionee acknowledges and agrees that he has technical expertise associated with the heavy duty truck parts business and related businesses, as conducted by the Company and its Subsidiaries as of the date of termination of his employment (the "Business"), and is well known in the Business community throughout the United States. The Optionee also has valuable business contacts with clients and potential clients of the Business and with professionals in the Business, and the Optionee's reputation and goodwill are an integral part of his business success throughout the areas where the Business is and will be conducted. The Company would not have granted the Optionee the Option and entered into this agreement but for the Optionee's covenant not to compete set forth in Section 10(b) hereof and, therefore, if the Optionee deprives the Company of any of his goodwill or in any manner uses his



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reputation and goodwill in competition with the Company, the Company will be deprived of the benefits it has bargained for pursuant to this agreement.

                  (b) COVENANT NOT TO COMPETE. During the Optionee's employment with the Company (including any Subsidiary) and for a period of 12 months thereafter (such period of employment and the twelve-month period thereafter being hereinafter referred to as the "Term"), the Optionee will not directly or indirectly own (except ownership of less than five percent of the outstanding securities of a publicly-traded company), join, manage, operate or control, or participate in the ownership, management, operation or control of, or be affiliated or associated as a director, officer, employee, partner, consultant or otherwise with, or permit his name to be used by or in connection with, any profit or nonprofit business or organization that is engaged in the Business in whole or in part anywhere in the United States so long as the Company (including any Subsidiary) carries on the Business therein.

                  (c) NO SOLICITATION OF CUSTOMERS OR EMPLOYEES. The Optionee agrees that:

                      (i) during the Term, the Optionee will not directly or indirectly divert or take away (or attempt to divert or take away) from the Company or any affiliate of the Company (including but not limited to by way of divulging to any competitor or potential competitor of the Company) any person, partnership, firm, corporation or other entity that is or was a customer of Company or whose identity is known to Optionee at the date hereof or the date of termination of his employment with the Company or a Subsidiary as one whom the Company or any affiliate of the Company intends to solicit, except in connection with any business endeavor that is not prohibited by Section 10(b) hereof; and

                      (ii) during the Term, the Optionee will not directly or indirectly hire or offer employment to, or seek to hire or offer employment (other than employment with the


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         Company or a Subsidiary) to, any employee of the Company whose employment is continued by the Company or a Subsidiary after the date hereof or any employee of any successor or affiliate of the Company or a Subsidiary that is engaged in the Business, unless the Company or a Subsidiary first terminates the employment of such employee or gives its written consent to such employment or offer of employment.

                  (d) SEVERABILITY OF PROVISIONS. In the event that the provisions of this Section 10 should ever be determined by a court of competent jurisdiction to exceed the time or geographic or other limitations permitted by applicable law, then such provisions shall be deemed reformed to the maximum time or geographic or other limitations permitted by applicable law, as determined by such court. Without limiting the foregoing, the covenants contained herein shall be construed as separate covenants, covering their respective subject matters, with respect to (i) each of the separate counties of the State of Illinois and other places in which the Company or a Subsidiary transacts any business, (ii) each business conducted by the Company or a Subsidiary, and (iii) the Company and each Subsidiary and their respective successors separately. Each breach of the covenants set forth herein shall give rise to a separate and independent cause of action.

                  (e) INJUNCTIVE RELIEF. The Optionee acknowledges that (i) the provisions of this Section 10 and Section 11 hereof are reasonable and necessary to protect the legitimate interests of the Company, and (ii) any violation of this Section 10 or Section 11 hereof will result in irreparable injury to the Company and Subsidiaries, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such violation would not be reasonable or adequate compensation to the Company and Subsidiaries for such a violation. Accordingly, the Optionee agrees that if he violates the provisions of this Section 10 or Section 11 hereof, in addition to any other remedy that may be available at law or in equity, the Company and Subsidiaries shall be entitled to specific



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performance and injunctive relief, without posting bond or other security and without the necessity of proving actual damages.

         11. RESTRICTIONS ON TRANSFER OF OPTION SHARES. (a) There can be no valid transfer (as hereinafter defined) of any Option Shares (including Performance Shares), or any interest in such shares, by any holder of such shares or interests, unless such transfer is solely for cash consideration and is made in compliance with the following provisions:

                           (i) Before there can be a valid transfer of any Option Shares (including Performance Shares) or any interest therein, the record holder of the shares to be transferred or the shares in which an interest is to be transferred (the "Offered Shares") shall give written notice (by registered or certified mail) to the Company. Such notice shall specify the identity of the proposed transferee, the cash price offered for the Offered Shares by the proposed transferee and the other terms and conditions of the proposed transfer. The date such notice is mailed shall be hereinafter referred to as the "notice date" and the record holder of the Offered Shares shall be hereinafter referred to as the "Offeror."

                           (ii) For a period of 30 calendar days after the notice date, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the purchase price and on the terms set forth in subsection (a)(iii) of this Section 11. Such option shall be exercisable by the Company by mailing (by registered or certified mail) written notice of exercise to the Offeror prior to the end of such thirty-day period.

                           (iii) The price at which the Company may purchase the Offered Shares pursuant to the exercise of such option shall be the cash price offered for the Offered Shares by the proposed transferee (as set forth in the notice required under subsection (a)(i) of this Section 11). The Company's notice of exercise of such option shall be accompanied by full



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         payment for the Offered Shares and, upon such payment by the Company, the Company shall acquire all right, title and interest in and to all of the Offered Shares.

                           (iv) If such option is not exercised by the Company, the transfer proposed in the notice given pursuant to subsection (a)(i) of this Section 11 may be effected; provided, however, that such transfer must in all respects be exactly as proposed in such notice except that such transfer may not be effected before the tenth calendar day after the expiration of such thirty-day option exercise period or after the ninetieth calendar day following the expiration of such thirty-day option exercise period, and if such transfer has not been effected prior to such ninetieth day, such transfer may not be effected without once again complying with the provisions of this subsection
         (a).

                  (b) As used in this Section 11 the term "transfer" means any sale, assignment, transfer, conveyance, pledge, gift or other form of disposition or encumbrance of shares of stock of the Company or any legal or equitable interest therein; provided, however, that the term "transfer" does not include a transfer of such shares or interests by will or the laws of descent and distribution or a gift of such shares if the donee agrees to be bound by the provisions of this Section 11.

                  (c) None of the Option Shares (including Performance Shares) shall be transferred on the books of the Company, and the Company shall not recognize any such transfer of any such shares or any interest therein, unless and until all applicable provisions of this Section 11 have been complied with in all respects. The stock certificates evidencing Option Shares (including Performance Shares) shall bear an appropriate legend referring to the transfer restrictions imposed by this Section 11 and the Company Purchase Option provided for in Section 9 hereof.

                  (d) The provisions of this Section 11 shall become null and void and of no further force or effect upon the consummation of an IPO.



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         12. RIGHT TO TERMINATE EMPLOYMENT AND ADJUST COMPENSATION. No provision of this agreement shall limit in any way whatsoever any right that the Company or a Subsidiary may otherwise have to terminate the employment or adjust the compensation of the Optionee at any time.

         13. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this agreement or the Plan shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.

         14. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee hereunder without the Optionee's written consent.

         15. SEVERABILITY. In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

         16. GOVERNING LAW. This agreement is made under, and shall be construed in accordance with, the laws of the State of Delaware.

         This agreement is executed by the Company on this ____ day of
___________________.


                                       CITY TRUCK HOLDINGS, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




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         The undersigned Optionee hereby acknowledges receipt of an executed original of this agreement and accepts the Option granted hereunder, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.


                                          --------------------------------------
                                                     Optionee

                                          Date:
                                               ---------------------------------




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                                     ANNEX A

                            CITY TRUCK HOLDINGS, INC.

                            NONQUALIFIED STOCK OPTION

                              PERFORMANCE CRITERIA

         This Annex A to the Nonqalified Stock Option Agreement dated as of __________________, between the Company and the Optionee (the "Agreement") sets forth the Performance Criteria relating to the vesting of Performance Share Increments. Capitalized terms used herein without definition have the meanings ascribed to them in the Agreement.

         For each Performance Year, the percentage of a Performance Share Increment for which the Option shall become exercisable will be determined by comparing the Company's actual EBITDA (as defined below) as of the end of the applicable Performance Year (based on the Company's audited consolidated financial statements for the fiscal year then ended) to Plan EBITDA (as defined below) for such fiscal year. The percentage of the Performance Share Increment for which the Option shall be exercisable as of the end of each Performance Year is set forth in the following table:



                                            Percentage of Performance
        Actual EBITDA as a %                   Share Increment for
               of Plan                           Which the Option
               EBITDA                            May Be Exercised
        --------------------                -------------------------
        less than   85.00%                              0%
          1999
                    88.75%                             30%
                    92.50%                             60%
                    96.25%                             80%

                      100%                            100%

         Exercisability between the percentages listed in the table above will be linearly interpolated.

         "EBITDA" means, for any fiscal year, consolidated pre-tax income plus interest expense (including noncash interest, amortization of original issue discount and the interest component of capital leases) on indebtedness and amortization of goodwill, covenants not to compete and similar intangibles, all as determined in accordance with generally accepted accounting principles and as reflected in the Company's audited consolidated financial statements.

         "Plan EBITDA" means, for each Performance Year, the dollar amount of EBITDA set forth in the Annual Operating Plan to be developed by management and approved by the Board. Plan EBITDA will be adjusted from time to time as may be mutually agreed upon to reflect the expected contribution to EBITDA of acquisitions or major corporate projects.



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


         If less than 100% of a Performance Share Increment shall vest and become exercisable as of the end of a Performance Year, but in the immediately succeeding Performance Year the Company's actual EBITDA exceeds Plan EBITDA, the Company will add the dollar amount by which the Company's actual EBITDA exceeds Plan EBITDA for such immediately succeeding Performance Year to the Company's EBITDA for the immediately preceding Performance Year, and that part of the unvested portion of such Performance Share Increment that, with such dollar amount carried back, would have vested and become exercisable in the immediately preceding Performance Year shall vest and become exercisable as of the end of such immediately succeeding Performance Year.



                                       A-2